Key Mutual Funds

                              KeyChoice Growth Fund
                         KeyChoice Moderate Growth Fund
                        KeyChoice Income and Growth Fund

                       Supplement dated December 16, 1996
            to the Prospectus and Statement of Additional Information
                             dated December 16, 1996


         The KeyChoice Growth Fund, KeyChoice Moderate Growth Fund and KeyChoice Income and Growth Fund (the "KeyChoice Funds") have filed an exemptive application with the Securities and Exchange Commission (the "Commission") requesting permission to invest in portfolios that are not part of the same group of investment companies as the KeyChoice Funds ("Other Portfolios") as well as portfolios of Key Mutual Funds and The Victory Portfolios ("Proprietary Portfolios"). As of the date of this supplement, the requested exemptive relief had not yet been granted. Pending receipt of such exemptive relief from the Commission, the KeyChoice Funds will invest only in Proprietary Portfolios, government securities and eligible short-term investments in accordance with
Section 12(d)(1)(G) of the Investment Company Act of 1940. Accordingly, all references in the KeyChoice Funds' Prospectus and Statement of Additional Information to investments by the KeyChoice Funds in shares of Other Portfolios shall be operative only upon receipt by the KeyChoice Funds of the foregoing Commission exemptive relief.

         The registration statement of the KeyChoice Funds became effective on December 16, 1996; however, the KeyChoice Funds will not commence operations nor be available for purchase or exchange until on or about December 31, 1996.

         Investors wishing to obtain more information about Key Mutual Funds may call 800-KEY-FUND or 800-539-3863.